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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2005

                       UNIVERSAL TECHNICAL INSTITUTE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   1-31923                 86-0226984
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  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)

  20410 North 19th Avenue, Suite 200, Phoenix, Arizona            85027
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (623) 445-9500

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 2, 2005, Universal Technical Institute, Inc. issued a press release regarding its results of operations for the fiscal first quarter ended December 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       C. EXHIBITS

             Exhibit No.                        Description
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              99.1            Press Release of Universal Technical Institute,
                              Inc., dated February 2, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL TECHNICAL INSTITUTE, INC.

Date: February 2, 2005                       By:    /s/ Jennifer Haslip
                                                    ----------------------------
                                             Name:  Jennifer Haslip
                                             Title: Chief Financial Officer